UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):
July 26, 2007

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37660
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN	July 26, 2007

Item 2.02 Results of Operations and Financial Condition

On July 26, 2007, the registrant publicly released its financial results for second quarter 2007. The full text of the release is furnished as Exhibit 99.01 to this Form 8-K, and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes the following non-GAAP financial measures:

•	Eastman Chemical Company and segment sales excluding contract ethylene sales under a transition agreement related to the previous divestiture of the polyethylene product lines;

•
Eastman Chemical Company Operating Earnings, Earnings Before Tax, Net Earnings and Earnings Per Diluted Share excluding accelerated depreciation costs and asset impairments and restructuring charges; and

•	Segment Operating Earnings excluding accelerated depreciation costs and asset impairments and restructuring charges.

Eastman's management believes that sales from contract ethylene sales under the transition agreement related to the previous divestiture of the polyethylene product lines do not reflect the continuing and expected future business of the Performance Chemicals and Intermediates ("PCI") segment.  In addition, management believes that corporate and segment earnings should be considered both with and without accelerated depreciation costs and asset impairments and restructuring charges for evaluation and analysis of ongoing business results. However, management believes that these items are indicative of results of continuous efforts to reduce costs and of actions to improve the profitability of the company. Management believes that investors can better evaluate and analyze historical and future business trends if they also consider the reported corporate and segment results, respectively, without the identified items. Management utilizes corporate and segment results including and excluding the identified items in the measures it uses to evaluate business performance and in determining certain performance-based compensation. These measures, excluding the identified items, are not recognized in accordance with GAAP and should not be viewed as alternatives to the GAAP measures of performance.  Tables 3, 4 and 6 in the accompanying second quarter 2007 financial tables reconcile:

o
Operating Earnings, Earnings Before Tax, Net Earnings and Net Earnings Per Diluted Share on a GAAP basis, as reflected in Eastman's Consolidated Statements of Earnings, to Operating Earnings, Earnings Before Tax, Net Earnings, and Net Earnings Per Diluted Share excluding accelerated depreciation costs and asset impairments and restructuring charges; and

o
Sales Revenue on a GAAP basis, as reflected in Eastman's Consolidated Statements of Earnings, to Sales Revenue excluding sales revenue resulting from contract ethylene sales under a transition agreement related to the previous divestiture of the polyethylene product lines.

In addition, the Company has chosen separately to present Sales, Operating Earnings (Loss), Accelerated Depreciation Costs, and Asset Impairments and Restructuring Charges attributable to recently divested product lines. Tables 4 and 5 in the accompanying second quarter 2007 financial tables provide this information on a GAAP basis.

EASTMAN CHEMICAL COMPANY - EMN	July 26, 2007

Item 9.01 Financial Statements and Exhibits:

(d) Exhibits

The following exhibit is furnished pursuant to Item 9.01:

99.01 Public release by the registrant on July 26, 2007 of second quarter 2007 financial results.

EASTMAN CHEMICAL COMPANY - EMN	July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: /s/ Curtis E. Espeland Curtis E. Espeland Vice President and Chief Accounting Officer
Date: July 26, 2007